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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 2, 1998


                        THE PEP BOYS - MANNY, MOE & JACK
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             (Exact name of registrant as specified in its charter)

             Pennsylvania                              1-3381                               23-0962915
-------------------------------------       -------------------------------     -----------------------------------
   (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

3111 West Allegheny Avenue
Philadelphia, PA                                          19132
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(Address of principal executive offices)               (Zip Code)



                                 (215) 229-9000
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed from last report)



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This report is being filed for the purpose of incorporation by reference of
Exhibit 12.1.



Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of business acquired:   None

         (b)      Pro forma financial information:   None

         (c)      Exhibits:

         12.1     Statement re computation of ratio of earnings to fixed charges





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        THE PEP BOYS - MANNY, MOE & JACK



                                        By:/s/ Michael J. Holden
                                           ________________________________
                                           Name:  Michael J. Holden
                                           Title: Executive Vice President and
                                                  Chief Financial Officer






Date: July 2, 1998





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                                  EXHIBIT INDEX



Exhibit
Number           Description
-------          -----------
12.1             Statement re computation of ratio of earnings to fixed charges